EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 28, 2013, between Global Telecom & Technology, Inc., a Delaware corporation (the “Company”), and the persons  executing counterpart signature pages to this Agreement.

Background:

The Company proposes to issue up to _______ shares of its common stock, par value $0.001 per share (the “Common Stock”), in a private offering conducted without registration under the Securities Act of 1933, as amended (the “Securities Act”).  Each of the initial Holders (as defined below) has executed and delivered to the Company a subscription agreement whereby such Holder has agreed to purchase shares of Common Stock.   Since the Common Stock issued by the Company will not be registered under the Securities Act, and therefore not freely transferrable, and as a condition to executing and delivering their respective subscription agreements, the Holders have requested the Company to commit to file a registration statement with respect to the resale by the Holders of the Common Stock they acquire.  As an inducement to the Holders to enter into their respective subscription agreements and acquire the Common Stock, the Company is willing to enter into this Agreement in order to provide for the registration under the Securities Act of the Common Stock acquired by the Holders.

Agreement:

In consideration of the foregoing and the representations, warranties, covenants and agreements, and intending to be legally bound, the Company and the Holders agree as follows:

1.           Definitions.  As used in this Agreement, the following capitalized terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble.

“Common Stock” has the meaning set forth in Background.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the preamble.

“Delay Period” has the meaning set forth in Section 3.

“Effectiveness Period” has the meaning set forth in Section 2.

“Exchange Act”  means the Securities Exchange Act of 1934, as amended from time to time.

“Holders” means Persons owning Transfer Restricted Securities.

“Information Delay Period” has the meaning set forth in Section 3.

“Person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Registration Expenses” has the meaning set forth in Section 5.

“Securities Act” has the meaning set forth at Background.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Transfer Restricted Securities, and fees and disbursements of counsel for any Holder, except for the reasonable fees and disbursements of counsel for the Holder required to be paid by the Company under Section 6.

“Shelf Registration Statement” has the meaning set forth in Section 2.

“Transaction Delay Period” has the meaning set forth in Section 3.

“Transfer Restricted Securities” means each share of Common Stock issued pursuant in the private offering referred to under the caption “Background” above, until the earlier of (a) the date on which such share of Common Stock has been effectively registered under the Securities Act and disposed of pursuant to and in accordance with an effective Shelf Registration Statement, (b) the date on which such share of Common Stock is distributed to the public pursuant to Rule 144 or any other applicable exemption under the Securities Act without additional restriction upon public resale or (c) at such time as such share of Common Stock may be sold by a Holder under Rule 144(k).

“Virginia Courts” has the meaning set forth in Section 8(d).

2.           Shelf Registration.  The Company shall use its commercially reasonable efforts to file with the Commission on or before May 28, 2013, a registration statement relating to the offer and sale of the Transfer Restricted Securities by Holders from time to time pursuant to Rule 415 under the Securities Act and in accordance with the methods of distribution set forth therein, which registration statement may be substituted for by one or more subsequent registration statements each relating to the offer and sale of the Transfer Restricted Securities by Holders from time to time (as in effect from time to time, the “Shelf Registration Statement”), and the Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof, provided, however, that the Company may delay such filing or effectiveness under the circumstances and during the periods described in Section 3.  In addition, the Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended for a period (the “Effectiveness Period”) ending on March 28, 2014, or, if earlier, when all the shares of Common Stock covered by the Shelf Registration Statement cease to be Transfer Restricted Securities.

3.           Delay Periods; Suspension of Sales.

(a)           If at any time prior to the expiration of the Effectiveness Period counsel to the Company (which counsel shall be experienced in securities laws matters) has determined in good faith (as evidenced by a written statement to that effect delivered to the Board of Directors of the Company) that it is reasonable to conclude that the filing of the Shelf Registration Statement or the compliance by the Company with its disclosure obligations in connection with the Shelf Registration Statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration Statement for a period (an “Information Delay Period”) expiring three business days after the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and Commission requirements or (ii) 45 days after the Company notifies the Holders of such good faith determination.  There shall not be more than four Information Delay Periods during the Effectiveness Period, and there shall not be two Information Delay Periods during any contiguous 135 day period.

(b)           If at any time prior to the expiration of the Effectiveness Period the Company is advised by a nationally recognized investment banking firm selected by the Company that, in such firm’s written reasonable opinion addressed to the Company, sales of Common Stock pursuant to the Shelf Registration Statement at such time would materially adversely affect any immediately planned underwritten public equity financing by the Company of at least $5 million, the Company shall not be required to maintain the effectiveness of the Shelf Registration Statement or amend or supplement the Shelf Registration Statement for a period (a “Transaction Delay Period”) commencing on the date of pricing of such equity financing and expiring three business days after the earliest to occur of (i) the abandonment of such financing or (ii) 90 days after the completion of such financing.  There shall not be more than two Transaction Delay Periods during the Effectiveness Period.

(c)           A Transaction Delay Period and an Information Delay Period are hereinafter collectively referred to as “Delay Periods” or a “Delay Period.”  The Company will give prompt written notice, in the manner prescribed by Section 8(b), to each Holder of each Delay Period.  Such notice shall be given (i) in the case of a Transaction Delay Period, at least 20 days in advance of the commencement of such Delay Period and (ii) in the case of an Information Delay Period, as soon as practicable after the Board of Directors makes the determination referenced in Section 3(a).  Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period.  Each Holder, by his acceptance of any Transfer Restricted Securities, agrees that (i) upon receipt of such notice of an Information Delay Period such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement, (ii) upon receipt of such notice of a Transaction Delay Period it will forthwith discontinue disposition of the Common Stock pursuant to the Shelf Registration Statement and (iii) in either such case, will not deliver any prospectus forming a part of the Shelf Registration Statement in connection with any sale of Transfer Restricted Securities until the expiration of such Delay Period.

4.           Registration Procedures.  In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the following provisions shall apply:

(a)           The Company shall furnish to each Holder, promptly after filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto or each amendment or supplement to the Prospectus included therein.

(b)           The Company shall take such action as may be reasonably necessary so that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement or amendment thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto (in either case, other than with respect to written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not misleading and (iii) the Prospectus and any supplement thereto (in either case, other than with respect to such information from Holders) does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)           The Company shall promptly advise the Holders of Transfer Restricted Securities registered under the Shelf Registration Statement (which advice pursuant to clauses (ii) - (iv) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and, if requested by such Persons, shall confirm such advice in writing:

(i)           when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

(iii)           of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)           of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the

Prospectus, in light of the circumstances under which they were made) not misleading.

(d)           If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(e)           The Company shall furnish to each Holder of Transfer Restricted Securities included under the Shelf Registration Statement, without charge, at least one copy of the Shelf Registration Statement and each post-effective amendment thereto, including all financial statements and schedules, documents incorporated by reference therein and, if the Holder so requests in writing, all exhibits (including exhibits incorporated therein by reference).

(f)           The Company shall, during the Effectiveness Period, deliver to each Holder of Transfer Restricted Securities included under the Shelf Registration Statement, without charge, such reasonable number of copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request to facilitate the public sale or other disposition of the Transfer Restricted Securities by the selling Holder.

(g)           Prior to any public offering pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the Holders of Transfer Restricted Securities registered thereunder in connection with the registration and qualification of such Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as such Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of such Transfer Restricted Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(h)           Upon the occurrence of any event contemplated by Section 4(c)(ii) - (iv), and subject to the provisions of Section 3, the Company shall file (and use its commercially reasonable efforts to have declared effective as soon as possible) a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities registered under the Shelf Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading.  Each Holder of Transfer Restricted Securities registered under the Shelf Registration Statement agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(c)(ii) - (iv), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended

Prospectus contemplated by this Section 4(h), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus.  If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.

(i)           The Company shall use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Securities Act, as soon as practicable after the effective date of the Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

(j)           The Company may require each Holder of Transfer Restricted Securities to be registered under the Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such Holder’s securities thereunder as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(k)           Upon the delivery of an executed confidentiality agreement in such form as the Company may reasonably request, the Company shall make available at reasonable times for inspection by the Holders and their authorized representatives all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibilities in connection with the Shelf Registration Statement.

(l)           The Company shall use its commercially reasonable efforts, subject to any applicable rules thereto, to cause all Common Stock included among the Transfer Restricted Securities to be listed on each securities exchange on which the Common Stock is listed.

5.           Registration Expenses.  Except as otherwise provided in Section 6, the Company shall bear all expenses incurred in connection with the performance of or compliance with its obligations under Sections 2 and 4, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, and other persons retained by the Company (all such expenses being herein called “Registration Expenses”).  Registration Expenses shall also include the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the Common Stock to be registered on each securities exchange on which the Common Stock is listed. Each Holder will pay its own Selling Expenses.

6.           Indemnification and Contribution.

(a)           The Company agrees to indemnify and hold harmless each Holder (for purposes of this Section 6, “Holder” shall include the officers, directors, employees, managers and partners and agents, and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which such Holder or any such controlling Person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise (i) insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or any preliminary Prospectus or Prospectus (as from time to time amended and supplemented) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made), not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or any preliminary Prospectus or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein and provided, further, that the Company shall not be liable to any such Holder under the indemnity agreement in this Section 6(a)(i) with respect to any preliminary Prospectus or Prospectus (as such Prospectus has then been amended or supplemented) to the extent that any such loss, liability, claim, damage or expense of such Holder arises out of a sale of Transfer Restricted Securities by such Holder to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the Prospectus as then amended or supplemented) if the Company has previously furnished copies thereof to such Holder a reasonable time in advance and the loss, liability, claim, damage or expense of such Holder results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary Prospectus (or the Prospectus) which was corrected in the Prospectus (or the Prospectus as amended or supplemented) or (ii) to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any action or failure to act by such Holder that is found in a final judicial determination (or a settlement tantamount thereto) to constitute bad faith, willful misconduct or gross negligence on the part of such Holder.  The indemnity agreement in this Section 6(a) shall be in addition to any liability which the Company may have at common law or otherwise.

(b)           Each Holder agrees to indemnify and hold harmless the Company and its subsidiaries and each of their respective officers, directors, employees and agents, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to statements or omissions, if any, made in conformity with information relating to such Holder furnished in writing by such Holder specifically for use in the Shelf Registration Statement, or any preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto; provided, however, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

(c)           Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 6, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under Sections 6(a) or (b) unless and to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses).  In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, which may be the same counsel as counsel to the indemnifying party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded, after consultation with counsel to such indemnified party or parties, that a conflict of interest exists which makes representation by counsel chosen by the indemnifying party not advisable (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  Anything in this Section 6 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

(d)           In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 6 provide for indemnification in such case, or (ii) contribution under the Securities Act may be required, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) in such proportion as is appropriate to reflect the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations.  Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by a Holder, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action, claim, suit, proceeding or litigation.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each Person, if any, who controls the Company within the meaning of the Securities Act, each executive officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this Section 6(d).  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, proceeding or litigation against such party in respect to which a claim for contribution may be made against another party or parties under this Section 6(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 6(d), or to the extent that such party or parties were not adversely affected by such omission.  The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

7.           Rules 144.  If any Holder shall transfer any Transfer Restricted Securities pursuant to Rule 144 under the Securities Act, he Company shall cooperate, to the extent commercially reasonable, with such Holder and shall provide to such Holder such information and take such other actions as such Holder may reasonably request.

8.           Miscellaneous.

(a)           No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

(b)           Notices.  All notices and other communications provided for in this Agreement shall be in writing and shall be delivered personally, mailed by registered or certified mail, return receipt requested and postage prepaid, or mailed by a recognized overnight courier service, in each case if to the Investor, at the Investor’s address set forth on the signature page of this Agreement, and if to the Company to: Global Telecom & Technology, Inc., 8484 Westpark

Drive, Suite 720, McLean, Virginia 22102, Attn: General Counsel or, in either case, to such other address as the Investor or the Company may designate to the other in writing.  Each notice or other communication transmitted in the manner described in this Section 8(a) shall be deemed to have been given and received for all purposes: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) on the next business day after deposit with a recognized overnight courier.

(c)           Governing Law.  THIS AGREEMENT, ALL TRANSACTIONS CONTEMPLATED HEREBY, ALL RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ALL DISPUTES BETWEEN THE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY OF THE FOREGOING SHALL BE GOVERNED BY THE LAWS OF THE STATE OF VIRGINIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISION (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(d)           Consent to Jurisdiction.  EACH PARTY AGREES THAT ANY AND ALL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ANY DISPUTES BETWEEN THE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY OF THE FOREGOING SHALL BE COMMENCED AND PROSECUTED EXCLUSIVELY IN THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF VIRGINIA, ENCOMPASSING FAIRFAX COUNTY, AND ANY APPELLATE COURTS THEREFROM (COLLECTIVELY, THE “VIRGINIA COURTS”).  EACH PARTY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY TRANSACTIONS CONTEMPLATED HEREBY, ANY RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ANY DISPUTES BETWEEN THE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY OF THE FOREGOING IN ANY OF THE VIRGINIA COURTS.  EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH PROCEEDING IN ANY OF THE VIRGINIA COURTS.  EACH PARTY CONSENTS AND SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY OF THE VIRGINIA COURTS IN RESPECT OF ANY SUCH PROCEEDING.

(e)           Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY TRANSACTIONS CONTEMPLATED HEREBY, ANY RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ANY DISPUTES BETWEEN THE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY OF THE FOREGOING WILL INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH PROCEEDING.

(f)           Counterparts.  This Agreement may be executed in counterparts.  This Agreement will become binding on the Investor upon the execution and delivery of this Agreement by the Investor, and it shall become binding upon the Investor and the Company in all respects upon execution and delivery by the Company.  Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g)           Severability.  The determination by a court of competent jurisdiction that any provision of this Agreement is invalid or unenforceable shall in no way affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect in the same manner and to the same extent as if the invalid or unenforceable provision had not been contained in this Agreement.  If any such invalidity or unenforceability of a provision of this Agreement becomes known or apparent to either of the parties, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provisions specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

(h)           Further Assurances. Each of the Company and the Investor agrees to execute such additional documents or instruments as may be reasonably necessary or desirable in order to carry out the provisions of this Agreement.

(i)           Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties or their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement, except as expressly provided in this Agreement.

(j)           Amendment and Waiver.  Neither this Agreement nor any provisions hereof shall be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the Company (if the Company is the party against whom such waiver, modification, amendment, discharge or termination is sought) or the Holders of a majority of the Transfer Restricted Securities issued and outstanding at such time (if the Holders are the party against whom such waiver, modification, amendment, discharge or termination is sought).  No delay or omission in exercising, or failure to exercise, any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of either party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to either party, shall be cumulative and not alternative.

(k)           Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties will bind and inure to the benefit of their respective heirs, executors, administrators, successors, legal representatives and assigns.  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent Holder.

(l)           Entire Agreement.  This Agreement (including the attachments hereto) contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes any prior communications, understandings or agreements of the parties with respect to the subject matter hereof.

(m)           Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(n)           Construction.  The parties agree that this Agreement is the product of negotiations between sophisticated persons, each of whom was represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof.  Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party but rather shall be given fair and reasonable construction without regard to the rule of contra proferentem.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise specified or the context otherwise requires, (a) references made in this Agreement to a Section or a Schedule are to a Section or a Schedule of or to this Agreement, and (b) the term “or” has the inclusive meaning represented by the term “and/or”.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  References to any Person include the successors and permitted assigns of that Person.

[signature page follows]

    IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the date first written above.

GLOBAL TELECOM & TECHNOLOGY, INC.

By:
Name:
Title:

HOLDER (if individual):

Name:
Title:

HOLDER (if entity):

Name of Entity:
By:
Name:
Title:

Schedule A

HOLDERS

Name and Address	Number of shares of Common Stock owned